FORM 8-A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

VALLEY BANCORP

(Exact Name of Registrant as Specified in its Charter)

NEVADA
(State of Incorporation or Organization)

88-0493760
(I.R.S. Identification No.)

3500 W. Sahara Avenue, Las Vegas, Nevada 89102
(Address of Principal Executive Offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.73 par value
(Title of Class)

Item 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

Information concerning the description of Valley Bancorp’s (“Bancorp”) securities to be registered is incorporated by reference to the Registration Statement on Form S-1, as amended, File No. 333-117312, (“Registration Statement”) under the section entitled “DESCRIPTION OF CAPITAL STOCK,” located at page 72 of the Registration Statement.

Item 2. EXHIBITS

1.	Specimen Common Stock Certificate of Bancorp

2a.	Bancorp’s Articles of Incorporation, as amended, are hereby incorporated by reference from Exhibit 3.1 of the Registration Statement.

2b.	Bancorp’s Bylaws are hereby incorporated by reference from Exhibit 3.2 of the Registration Statement.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

VALLEY BANCORP

	By:	/s/ Barry Hulin

Barry Hulin, President and CEO

Dated: September 21, 2004

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